UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 25, 2014


                           COMPETITIVE COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


          333-76630                                      65-1146821
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    (Commission File Number)                (I.R.S. Employer Identification No.)


19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS                 78258
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    (Address of principal executive offices)                    (Zip Code)

                                 (210) 233-8980
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
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         ITEM 5.02.  DEPARTURE OF DIRECTORS  AND CERTAIN  OFFICERS;  ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         COMPENSATION ARRANGEMENTS. On July 25, 2014, Competitive Companies, Inc., a Nevada corporation (the "Company") amended its employment agreement (the "Agreement") with Mr. Robert Merola, the Chief Technical Officer of the Company (the "Amendment"). Pursuant to the Amendment, in consideration for Mr. Merola's assistance with the successful deployment of the Company's WiFi broadband network in all cities as of July 25, 2014, Mr. Merola will be paid a bonus totaling $15,000, payable on July 25, 2014. Additionally, the Company and Mr. Merola have agreed to further amend the Agreement on or before September 30, 2014 in order to set forth revised milestones which must be achieved by the Company in order for Mr. Merola to earn additional compensation under the Agreement.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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         (d)    EXHIBITS

                10.1.    Amendment to Employment Agreement, dated July 25, 2014.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           COMPETITIVE COMPANIES, INC.
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                                  (Registrant)

Date: July 25, 2014


                           /s/ William H. Gray
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                           William H. Gray, Chief Executive Officer